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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 1999, except as to the subsequent events described in Note 9 which is as of March 26, 1999, relating to the financial statements, which appears in the Registration Statement of Critical Path, Inc. on Form S-1 dated June 1, 1999.

/s/ PricewaterhouseCoopers LLP
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San Francisco, California
February 1, 2000